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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 21, 2005

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                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    1-16337                76-0476605
  (State or other jurisdiction        (Commission           (I.R.S. Employer
of incorporation or organization)     File Number)         Identification No.)

                               Three Allen Center
                           333 Clay Street, Suite 4620
                              Houston, Texas 77002
              (Address and zip code of principal executive offices)

       Registrant's telephone number, including area code: (713) 652-0582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS

        On November 21, 2005, Oil States International, Inc. (the "Company") issued a press release announcing that one of its subsidiaries had signed a definitive agreement to combine its hydraulic workover business ("HWC") with Boots & Coots International Well Control, Inc. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits.

Exhibit
Number      Description of Document
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99.1        Press Release dated November 21, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 23, 2005

                                            OIL STATES INTERNATIONAL, INC.


                                            By:    /s/ Robert W. Hampton
                                                   -----------------------------
                                            Name:  Robert W. Hampton
                                            Title: Vice President - Finance and
                                                   Accounting

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                                INDEX TO EXHIBITS

Exhibit
Number      Description of Document
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99.1        Press Release dated November 21, 2005